                                                                    EXHIBIT 10.2

                                October 26, 2001

TO THE LENDERS PARTY TO THE REVOLVING
CREDIT AGREEMENT REFERRED TO BELOW

     Re:  Sixth Amendment to Revolving Credit Agreement

Ladies and Gentlemen:

     We refer to the Revolving Credit Agreement dated as of August 31, 2000, as amended by the First Amendment to Revolving Credit Agreement dated October 23, 2000, the Second Amendment to Revolving Credit Agreement dated February 20, 2001, the Third Amendment to Revolving Credit Agreement dated June 12, 2001, the Fourth Amendment to Revolving Credit Agreement dated as of July 31, 2001 and the Fifth Amendment to Revolving Credit Agreement dated August 28, 2001 (said Agreement, as so amended, herein called the "Credit Agreement"), among THQ Inc. (the "Borrower"), each of Union Bank of California, N.A. and BNP Paribas (the "Lenders") and Union Bank of California, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders, as syndication agent and as arranger. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated by reference herein.

     1. Effective as of the date of this letter amendment but subject to the terms and conditions hereof, Part II of Schedule 1 to the Credit Agreement is hereby amended in full to read as follows:

               "II. Advance Sublimit

                    Month               Amount
                    -----               ------
                    August 2001         $10,000,000
                    September 2001      $10,000,000
                    October 2001        $10,000,000
                    November 2001       $30,000,000
                    December 2001       $30,000,000
                    January 2002        $20,000,000
                    February 2002       $10,000,000

Union Bank of California, N.A.
BNP Paribas
October 26, 2001
Page 2



                         March 2002          $10,000,000
                         April 2002          $10,000,000
                         May 2002            $10,000,000
                         June 2002           $10,000,000
                         July 2002           $10,000,000."


     2. The Borrower hereby represents and warrants for the benefit of the Lenders and the Agent that (a) the representations and warranties contained in the Credit Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect to the same, as if made on and as of such date and (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes a Default.

     3. This letter amendment shall become effective when the Agent has received all of the following, in form and substance satisfactory to the Agent and, in the case of documentation, in the number of originals requested thereby: (a) this letter amendment, duly executed by the Borrower and the Lenders; (b) a consent to this letter amendment, duly executed by THQ/Jakks;
(c) new Notes in favor of UBOC and BNP Paribus in the face amounts of $21,428,571 and $8,571,429, respectively, duly executed by the Borrower; (d) a fee of $10,000, to be allocated evenly between UBOC and BNP Paribas; and (e) such other approvals, opinions, evidence and documents as any Lender may reasonably request.

     4. On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this letter amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

     5. This letter amendment may be executed in any number of counterparts and by combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

Union Bank of California, N.A.
BNP Paribas
October 26, 2001
Page 3

     6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.



                                             Very truly yours,


                                             THQ INC.


                                             By: /s/ FRED GYSI
                                                 -------------------------------
                                                     Fred Gysi
                                                     Senior Vice President,
                                                       Finance & Administration
                                                       & Chief Financial Officer


Agreed as of the date first written above:

UNION BANK OF CALIFORNIA, N.A.,
  as Agent and Lender


By:
    ---------------------------------------
          Ann M. Forbes
          Vice President &
            Senior Credit Executive

Union Bank of California, N.A.
BNP Paribas
October 26, 2001
Page 3

     6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.



                                             Very truly yours,


                                             THQ INC.


                                             By:
                                                 -------------------------------
                                                     Fred Gysi
                                                     Senior Vice President,
                                                       Finance & Administration
                                                       & Chief Financial Officer


Agreed as of the date first written above:

UNION BANK OF CALIFORNIA, N.A.,
  as Agent and Lender


By: /s/ ANN M. FORBES
    ---------------------------------------
          Ann M. Forbes
          Vice President &
            Senior Credit Executive

Union Bank of California, N.A.
BNP Paribas
October 26, 2001
Page 4

BNP PARIBAS

By: /s/ RAFIK HOMSI
    ------------------------------------
Name:   Rafik Homsi
      ----------------------------------
Title   Vice President
       ---------------------------------


By: /s/ RAJONDRA PARSHAD
    ------------------------------------
Name:   Rajondra Parshad
      ----------------------------------
Title Vice President International
       ---------------------------------